Exhibit 10.46

August 25, 2023

Fifth Wall Acquisition Corp. III (“Acquiror”)

1 Little West 12th Street, 4th Floor

New York, NY 10014

Mobile Infrastructure Corporation (the “Company”)

30 West 4th Street

Cincinnati, OH 45202

Re:	Forfeiture of Founder Shares

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Sponsor Agreement, dated as of June 15, 2023 (the “Sponsor Agreement”), by and among Acquiror, the Company, Fifth Wall Acquisition Sponsor III LLC (“Sponsor”) and the members of Acquiror’s board of directors party thereto. Capitalized terms not defined herein have the meanings set forth in the Sponsor Agreement. This letter agreement (this “Letter Agreement”) is being entered into in connection with the closing of the transactions contemplated by the Merger Agreement.

1. Forfeiture of Founder Shares. Immediately prior to Closing on the Closing Date, the Sponsor shall deliver to Acquiror for cancellation and for no consideration 100,000 Founder Shares, which shares shall be comprised of 50,000 First Earnout Shares and 50,000 Second Earnout Shares.

2. Further Assurances. From time to time, at the Company’s request and at the Company’s sole expense and without further consideration, each of the parties hereto shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Letter Agreement.

3. Additional Provisions. This Letter Agreement shall be subject to the provisions contained in Sections 9, 10, 12, 13, 14, 15, 16, 17 and 18 of the Sponsor Agreement, which are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have executed this Letter Agreement as of the date first written above.

FIFTH WALL ACQUISITION SPONSOR III LLC

/s/ Andriy Mykhaylovskyy
Name: Andriy Mykhaylovskyy
Title: Manager

FIFTH WALL ACQUISITION CORP. III

/s/ Andriy Mykhaylovskyy
Name: Andriy Mykhaylovskyy
Title: Chief Financial Officer

MOBILE INFRASTRUCTURE CORPORATION

/s/ Stephanie Hogue
Name: Stephanie Hogue
Title: President and Chief Financial Officer

[Signature Page to Sponsor Letter Agreement]